NVIT International Index Fund
Summary Prospectus April 30, 2021

Class I / Class II / Class VIII / Class Y

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. This Summary Prospectus is intended for use in connection with variable insurance contracts, and is not intended for use by other investors. The Fund’s Prospectus and Statement of Additional Information, each dated April 30, 2021 (as may be supplemented or revised), are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to nationwide.com/mutualfundsnvit, email a request to web_help@nationwide.com or call 800-848-0920, or ask any variable insurance contract provider who offers shares of the Fund as an underlying investment option in its products.

Objective
The NVIT International Index Fund seeks to match the performance of the MSCI Europe, Australasia and Far East Index (“MSCI EAFE® Index”) as closely as possible before the deduction of Fund expenses.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class VIII Shares	Class Y Shares
Management Fees	0.24%	0.24%	0.24%	0.24%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.40%	None
Other Expenses	0.21%	0.19%	0.21%	0.06%
Total Annual Fund Operating Expenses	0.45%	0.68%	0.85%	0.30%
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$46	$144	$252	$567
Class II Shares	69	218	379	847
Class VIII Shares	87	271	471	1,049
Class Y Shares	31	97	169	381
NSP-INTX (4/21)
Summary Prospectus April 30, 2021

NVIT International Index Fund

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8.39% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs a “passive” management, or indexing, approach, which seeks to match approximately the performance of the MSCI EAFE® Index before the deduction of Fund expenses. The MSCI EAFE® Index includes common stocks of large- and mid-cap companies located in Europe, Australia and Asia (including the Far East). Under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the MSCI EAFE® Index. The Fund will, under normal circumstances, invest in all of the countries represented in the MSCI EAFE® Index. The Fund may not, however, invest in all the companies within a country represented in the MSCI EAFE® Index, or in the same weightings as in the MSCI EAFE® Index.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk– stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.
The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to the Fund and could negatively affect Fund performance and the value of your investment in the Fund.
Selection risk – selection risk is the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Mid-cap risk – medium-sized companies are usually less stable in price and less liquid than larger, more established companies. Therefore, they generally involve greater risk.
Index fund risk – the Fund does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between the Fund’s performance and that of the index may be negatively affected by the Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Fund shares.
Redemptions risk – the Fund may be an investment option for other mutual funds that are managed as “funds-of-funds.” As a result, from time to time, the Fund may experience relatively large redemptions or investments. Large or continuous redemptions may increase the Fund’s transaction costs and could cause the Fund’s operating expenses to be allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. If funds-of-funds or other large shareholders redeem large amounts of shares rapidly or unexpectedly, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which could negatively impact the Fund’s net asset value and liquidity.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Summary Prospectus April 30, 2021

NVIT International Index Fund

Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
Annual Total Returns– Class II Shares
(Years Ended December 31,)

Highest Quarter:	15.91%	–	4Q 2020
Lowest Quarter:	-22.75%	–	1Q 2020
The inception date of Class I shares is April 30, 2014. Pre-inception historical performance for Class I shares is based on the previous performance of Class Y shares. Performance for Class I shares has been adjusted to reflect that share class’s higher expenses than those of Class Y shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2020)
	1 Year	5 Years	10 Years
Class I Shares	7.53%	7.30%	5.29%
Class II Shares	7.34%	7.09%	5.04%
Class VIII Shares	7.13%	6.88%	4.87%
Class Y Shares	7.66%	7.46%	5.44%
MSCI EAFE® Index (reflects no deduction for fees or expenses)	7.82%	7.45%	5.51%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
BlackRock Investment Management, LLC
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Alan Mason	Managing Director	Since 2014
Jennifer Hsui, CFA	Managing Director, Portfolio Manager	Since 2019
Amy Whitelaw	Managing Director, Portfolio Manager	Since 2019
Suzanne Henige, CFA	Director	Since 2020
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Summary Prospectus April 30, 2021

NVIT International Index Fund

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Summary Prospectus April 30, 2021

NVIT International Index Fund